Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Seckler, Chief Executive Officer of Evome Medical Technologies Inc. (the "Company"), hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2023 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2024

/s/ Michael Seckler
Michael Seckler Chief Executive Officer (Principal Executive and Financial Officer)